WINDES & MCCLAUGHRY
ACCOUNTANCY CORPORATION
Certified Public Accountants & Consultants
EXCEEDING EXPECTATIONS SINCE 1926

Established 1926

Landmark Square
111 West Ocean Blvd, 22nd Fl.
Long Beach, CA 90801
(562) 435-1191

Von Karman Towers
18201 Von Karman Ave, Ste 1060
Irvine, CA 92612
(949) 271-2600

www.windes.com

February 17, 2012

Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549

Commissioners:

We have read the statements made by Seychelle Environmental Technologies, Inc. (the "Company"), which we understand will be filed with the Securities and Exchange Commission, pursuant to Item 4.02 of Form 8-K, as part of the Form 8-K of Seychelle Environmental Technologies, Inc. dated February 17, 2012. We agree with the statements concerning our Firm in such Form 8-K.

Very truly yours,

Windes & McClaughry

Windes & McClaughry